UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2007

Neurocrine Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22705 (Commission File Number)	33-0525145 (I.R.S. Employer Identification No.)

12790 El Camino Real San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 617-7600
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On October 24, 2007, we entered into Stock Option Cancellation Agreements with certain of our executive officers and directors, pursuant to which certain stock options previously granted to each such executive officer or director were cancelled in exchange for a nominal payment by us of $100 in the aggregate.
     The Stock Option Cancellation Agreements indicated that other than such nominal payment, the applicable executive officer or director had not received, and would not receive, any additional consideration in exchange for the cancellation of such options. Accordingly, while each such executive officer or director will be eligible to receive future equity grants in connection with our regular grant practices, no such executive officer or director will receive any future equity award in exchange for the cancellation of such options.
     The executive officers and directors that entered into Stock Option Cancellation Agreements, and the aggregate number of shares underlying the stock options cancelled pursuant to such agreements, are as follows:

		Aggregate
		Number of
		Shares
		Underlying
Name	Title	Stock Options
Joseph A. Mollica, Ph.D.	Chairman of the Board	15,000
Corinne H. Lyle	Director	20,000
W. Thomas Mitchell	Director	12,000
Richard F. Pops	Director	12,000
Wylie W. Vale, Ph.D.	Director	12,000
Stephen A. Sherwin, M.D.	Director	12,000
Gary A. Lyons	President, Chief Executive Officer and Director	80,000
Margaret Valeur-Jensen, J.D., Ph.D.	Executive Vice President, General Counsel and Corporate Secretary	23,500
Kevin C. Gorman, Ph.D.	Executive Vice President and Chief Operating Officer	52,000
Richard Ranieri	Senior Vice President, Human Resources	6,000
     A copy of the form of Stock Option Cancellation Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description

10.1	Form of Stock Option Cancellation Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.
By:	/s/ Timothy P. Coughlin
Timothy P. Coughlin
Vice President and Chief Financial Officer

Date: October 26, 2007

EXHIBIT INDEX

Number	Description

10.1	Form of Stock Option Cancellation Agreement